LORD ABBETT SECURITIES TRUST

Lord Abbett Alpha Strategy Fund

Supplement dated July 22, 2011 to the

Statement of Additional Information dated March 1, 2011

1.	The following replaces the first and second paragraphs in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 46 of the statement of additional information:

As stated in the prospectus, each Fund is managed by an experienced portfolio manager or a team of experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis.

Robert I. Gerber heads the team of the Alpha Strategy Fund and is primarily responsible for the day-to-day management of the Fund. Mr. Gerber is supported by a team of investment professionals who provide asset allocation analysis and research.

2.

The following replaces the rows of the table regarding the Alpha Strategy Fund in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 48 of the statement of additional information:

Other Accounts Managed+ (Number of Accounts and Total Net Assets)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Alpha Strategy Fund	Robert I. Gerber	6 / $2,717	0 / $0	0 / $0
+ Total net assets are in millions.

3.

The following replaces the rows of the table regarding the Alpha Strategy Fund in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers” on page 50 of the statement of additional information:

Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Alpha Strategy Fund	Robert I. Gerber			X

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